Exhibit 32.1
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Roka Bioscience, Inc. (Company) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (Report), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 906), the following:

(1) The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2017

/s/ Mary Duseau
Mary Duseau
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 20, 2017

/s/ Lars Boesgaard
Lars Boesgaard
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)